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                                                               EXHIBIT 10.20(ii)

            FIRST AMENDMENT TO TRANSFER AND ADMINISTRATION AGREEMENT

       This FIRST AMENDMENT TO TRANSFER AND ADMINISTRATION
AGREEMENT, dated as of May __, 2001 (the "AMENDMENT"), is among DCC FUNDING LLC, a Delaware limited liability company (the "SPV"), DIEBOLD CREDIT CORPORATION, a Delaware corporation, individually (the "ORIGINATOR") and as initial Servicer (the "SERVICER"), DIEBOLD, INCORPORATED, an Ohio corporation, as Guarantor ("GUARANTOR"), RECEIVABLES CAPITAL CORPORATION, a Delaware corporation ("RCC"), as the Conduit Investor, BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("BANK OF AMERICA"), as the Agent for the Investors, as Administrator and as an Alternate Investor, and the financial institutions from time to time parties hereto as Alternate Investors.

                                   BACKGROUND

     1. The SPV, the Originator/Servicer, the Guarantor, RCC and Bank of America, as Agent, Administrator and an Alternate Investor, are parties to the Transfer and Administration Agreement, dated as of March 30, 2001 (the "AGREEMENT").

     2. The parties hereto desire to amend the Agreement to establish certain hedge requirements and in certain other respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. DEFINITIONS. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

     Section 2. PROJECTED REPAYMENT SCHEDULE. SECTION 1.1 of the Agreement is hereby amended by inserting the following definition in alphabetical order in such Section:

          "PROJECTED REPAYMENT SCHEDULE" means the projected repayment of the Net Investment to the Investors, as calculated by the Agent in consultation with the Servicer.

     Section 3. HEDGE REQUIREMENTS. SECTION 6.3 of the Agreement is hereby amended by deleting PARAGRAPH (a) thereof in its entirety and substituting therefor the following PARAGRAPH (a):

          (a) On or prior to each Investment Date or Reinvestment Date, the SPV shall enter into one or more Hedge Transactions with respect to the related Investment or Reinvestment, PROVIDED that each such Hedge Transaction shall:

               (i) be entered into with a Hedge Counterparty and be governed by a Hedging Agreement;



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               (ii) have a schedule of monthly payment periods the first of which commences on the Investment Date or Reinvestment Date of that Investment or Reinvestment and the last of which ends on the last Scheduled Payment due to occur under the Pool Receivables to which that Investment or Reinvestment relates;


               (iii) have an amortizing notional amount such that the Hedge Notional Amount in effect during any monthly payment period shall be
          (A) not less than the amount equal to (I) the Net Investment minus
          (II) $15,000,000 and (B) not more than 110% of the Net Investment;

               (iv) provide for two series of monthly payments to be netted against each other, one such series being payments to be made by the SPV to a Hedge Counterparty (solely on a net basis) by reference to the Hedge Rate to be used in computing the Sale Discount Rate for that Investment or Reinvestment, and the other such series being payments to be made by the Hedge Counterparty to the Agent (solely on a net basis) by reference to the one-month Offshore Rate as in effect on the first day of each monthly payment period, the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under SECTION 2.12 of this Agreement (if payable by the SPV); and

               (v) shall otherwise be in a form acceptable to the Agent;

     PROVIDED, FURTHER that the weighted average life all of the Hedging Agreements in effect at any time shall not be greater than 110% and not less than 90% of the weighted average life of the Projected Repayment Schedule; PROVIDED FURTHER, HOWEVER, that (i) during the 45 day period immediately following the Closing Date, the SPV may maintain the Collateral Valuation Reserve rather than enter into Hedge Transaction(s) pursuant to this SECTION 6.3(a), and (ii) thereafter, up to $15,000,000 of the Net Investment may not be hedged, so long as the SPV maintains the Collateral Valuation Reserve. The "COLLATERAL VALUATION RESERVE" shall equal the product of (i) the difference of (x) the Net Investment MINUS (y) the notional amount of all Hedge Transactions at such time, TIMES (ii) 2%. The Collateral Valuation Reserve will be marked-to-market monthly on each Settlement Date by adding to the minimum Collateral Valuation Reserve the product, if a positive number, of (i) the difference of (x) the Net Investment MINUS (y) the notional amount of all Hedge Transactions at such time, TIMES (ii) the fraction, expressed as a percentage, the numerator of which is the difference of (x) the ADCB MINUS (y) the Interpolated ADCB, and the denominator of which is the ADCB. On or before the 45(th) day following the Closing Date, the SPV shall enter into Hedge Transactions meeting the requirements of SECTION 6.3(a) with respect to all the Pool Receivables as of such date. Upon there being $15,000,000 of unhedged Net Investment hereunder, the SPV shall enter into a Hedge


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     Transaction such that the total notional amount of all Hedge Transactions shall equal the Net Investment at such time.

     Section 4. GUARANTY. ARTICLE VI-A of the Agreement is hereby amended by deleting such Article in its entirety and substituting therefor the following
ARTICLE VI-A:

                                  ARTICLE VI-A

                               GUARANTY PROVISIONS

          SECTION 6.1A GUARANTY. The Guarantor hereby unconditionally and irrevocably covenants and agrees that (x) it will cause the Originator and, so long as the Servicer is the Originator or an Affiliate thereof, the Servicer duly and punctually to perform and observe all of the terms, conditions, covenants, agreements (including agreements to make payments of Deemed Collections) and indemnities of the Originator and the Servicer, regardless of whether the Servicer is the Originator or an Affiliate thereof, under any of the First Tier Agreement and the other Transaction Documents strictly in accordance with the terms thereof and that if for any reason whatsoever the Originator or the Servicer, shall fail to so perform and observe such terms, conditions, covenants, agreements and indemnities, the Guarantor will duly and punctually perform and observe the same, PROVIDED that, so long as the Servicer is the Agent or any Alternate Investor, the Guarantor shall not guaranty any indemnity of the Servicer to the extent that such indemnity arises from the gross negligence or willful misconduct of the Servicer, (y) it guaranties the payment of Hedge Breakage Costs payable by the SPV to the related Hedge Counterparty under each of the Hedge Agreements, and (z) it will indemnify and hold harmless each of the SPV, the Investors, the Administrator, the Agent and the Hedge Counterparties (collectively, the "GUARANTY PARTIES") for any and all reasonable costs and expenses (including reasonable attorney's fees and expenses) incurred by any Guaranty Party in enforcing its rights under this Guaranty (the aforementioned guaranteed and indemnified obligations collectively, the "GUARANTEED OBLIGATIONS"). For the avoidance of doubt, the parties hereto acknowledge that the Guaranteed Obligations shall in no event include any recourse for uncollectible Pool Receivables.

          SECTION 6.2A GUARANTY ABSOLUTE, ETC. (a) The liabilities and obligations of the Guarantor pursuant to this ARTICLE VI-A shall be absolute and unconditional under all circumstances and shall be performed by the Guarantor regardless of (i) whether any of the Guaranty Parties shall have taken any steps to collect (x) from the Originator any of the amounts payable by the Originator to the SPV under the First Tier Agreement, (y) from the Servicer any of the amounts payable by the Servicer to any of the Guaranty Parties pursuant to this Agreement, or shall otherwise have exercised any of their rights or remedies under this Agreement, the First Tier Agreement or the other Transaction Documents against such Originator or the Servicer, as applicable, or against any Obligor under any of the Pool Receivables, or (z) from the SPV any Hedge Breakage Costs payable by the SPV pursuant to any Hedge Agreement, (ii) the validity, legality or

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     enforceability of this Agreement, the First Tier Agreement or any other
     Transaction Documents, or the disaffirmance of any thereof in any event of bankruptcy relating to the Originator or the Servicer, as applicable, or the disaffirmance of any Hedge Agreement in any event of bankruptcy relating to the SPV, (iii) any law, regulation or decree now or hereafter in effect that might in any manner affect any of the terms or provisions of this Agreement, the First Tier Agreement or any other Transaction Document or any of the rights of the Guaranty Parties as against the Originator, the Servicer or the SPV, as applicable, or as against any Obligor under any of such Pool Receivables or that might cause or permit to be invoked any alteration in time, amount, manner of payment or performance of any amount payable by the Originator or the Servicer, as applicable, to any of the Guaranty Parties under this Agreement or the First Tier Agreement, (iv) the merger or consolidation of the Originator, the Servicer or the SPV, as applicable, into or with any corporation or any sale or transfer by the Originator, the Servicer or the SPV, as applicable, or all or any part of its property, (v) the existence or assertion of any Adverse Claim with respect to any Pool Receivable or Affected Asset, or (vi) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risk of the Guarantor, or might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the purpose and intent of the Guarantor that the liabilities and obligations of the Guarantor under this
     ARTICLE VI-A shall be absolute and unconditional under any and all circumstances, and shall not be discharged except by payment and performance as in this ARTICLE VI-A provided. This guaranty is a guaranty of payment and performance, in each case, with respect to the Guaranteed Obligations, and not just of collection.

          (b) Without in any way affecting or impairing the liabilities and obligations of the Guarantor, any of the Guaranty Parties may at any time and from time to time in its discretion, without the consent of, or notice to, the Guarantor, and without releasing or affecting the Guarantor's liability hereunder (i) extend or change the time, manner, place or terms of this Agreement, the First Tier Agreement or any other Transaction Document, (ii) settle or compromise any of the amounts payable by the Originator or the Servicer, as applicable, to any of the Guaranty Parties under this Agreement or the First Tier Agreement or payable by the SPV to any Hedge Counterparty under the related Hedge Agreement or subordinate the same to the claims of others, (iii) retain or obtain a lien upon or security interest in any property to secure any of the obligations hereunder, (iv) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the obligations due hereunder, or (v) release or fail to perfect any lien upon or security interest in, or impair, surrender, release or permit any substitution in exchange for, all or any part of any property securing any of the obligations under this Agreement or the First Tier Agreement; IT BEING UNDERSTOOD that nothing contained in this ARTICLE VI-A shall give any Guaranty Party the right to take any of the foregoing actions if not permitted by the provisions of this Agreement or the First Tier Agreement, by law or otherwise.

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               SECTION 6.3A REINSTATEMENT, WAIVER, ETC. The provisions of this
          ARTICLE VI-A shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the amounts payable by the Originator pursuant to the First Tier Agreement, the Servicer, pursuant to this Agreement, or the SPV, pursuant to any Hedge Agreement to any of the Guaranty Parties is rescinded or must otherwise be restored or returned by any of such Persons, as the case may be, upon any event of bankruptcy involving any Originator, the Servicer or the SPV, or otherwise, all as though such payment had not been made. The Guarantor hereby waives (i) notices of the occurrence of any default under this Agreement or the First Tier Agreement, (ii) any requirement of diligence or promptness on the part of the applicable Guaranty Parties in making demand, commencing suit or exercising any other right or remedy under any of the Transaction Documents, or otherwise, and (iii) any right to require any Guaranty Party to exercise any right or remedy against the Originator, the Servicer or the SPV, as applicable, or the Pool Receivables prior to enforcing any of their rights against the Guarantor under this ARTICLE VI-A. The Guarantor agrees that (i) in the event of an Event of Bankruptcy with respect to the Originator or the Servicer and if such event shall occur at a time when all of the indemnified amounts and other amounts due from the Originator or the Servicer, as applicable, under any of the Transaction Documents may not then be due and payable or (ii) in the event of an Event of Bankruptcy with respect to the SPV and if such event shall occur at a time when all of the Hedge Breakage Costs due from the SPV under any of the Hedging Agreements may not be then due and payable, in each case, the Guarantor will pay to the applicable Guaranty Party forthwith the full amount which would be payable under the applicable Transaction Document by the Guarantor if all such indemnified amounts and other obligations or Hedge Breakage Costs were then due and payable.

               SECTION 6.4A SUBROGATION. The Guarantor will not exercise or assert any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, unless and until all of the Guaranteed Obligations shall have been paid and performed in full. If any payment shall be made to the Guarantor on account of any payment made hereunder at any time when all of the Guaranteed Obligations shall not have been paid and performed in full, each and every amount so paid will be held in trust for the benefit of the Guaranty Parties and any other applicable Person and forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations of the Originator, the Servicer or the SPV to the extent then unsatisfied, in accordance with the terms of the Transaction Documents or any document delivered in connection with the Transaction Documents, as the case may be.

               SECTION 6.5A INFORMATION. The Guarantor represents and warrants that it now has, and will continue to have, independent means of obtaining information concerning each Originator's and the Servicer's affairs, financial condition and business. No Guaranty Party shall have any duty or responsibility to provide the Guarantor with any credit or other information concerning the affairs, financial condition or business of

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     the Originator or the Servicer which may come into the possession of such
     Guaranty Party.

          SECTION 6.6A SUCCESSORS, TRANSFEREES AND ASSIGNS; TRANSFERS OF NOTES, ETC. This ARTICLE VI-A shall:

          (a) be binding upon the Guarantor, and its successors and permitted transferees and assigns; and

          (b) inure to the benefit of and be enforceable by each Guaranty Party and each of their respective successors, transferees and assigns.

     Without limiting the generality of the foregoing CLAUSE (b), the Agent on behalf of any Investor may assign or otherwise transfer (in whole or in part) any undivided interest held by it pursuant to this Agreement to any other Person, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Person under any Transaction Document (including this ARTICLE VI-A) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of this Agreement.

          SECTION 6.7A BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT OF GUARANTY. In addition to, and not in limitation of, SECTION 6.6A, this ARTICLE VI-A shall be binding upon the Guarantor and its successors, transferees and assigns; PROVIDED, HOWEVER, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Administrative Agent, the SPV and each Investor.

          SECTION 6.8A COVENANTS OF THE GUARANTOR. At all times from the date hereof to the Final Payout Date, unless the Agent shall otherwise consent in writing:

          (a) CONDUCT OF BUSINESS; OWNERSHIP. The Guarantor shall carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted. The Originator shall at all times be a Wholly Owned Subsidiary of the Guarantor.

          (b) COMPLIANCE WITH LAWS, ETC. The Guarantor shall comply with all Laws to which it or its respective properties may be subject and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

          (c) NO CHANGE IN BUSINESS. The Guarantor shall not make any change in the character of its business, which change would have a Material Adverse Effect.

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          (d) NO SUBSIDIARIES, MERGERS, ETC. The Guarantor shall not consolidate or merge with or into, or sell, lease or transfer all or substantially all of its assets to, any other Person PROVIDED HOWEVER, that, if no Termination Event or Potential Termination Event shall have occurred and be continuing or would result therefrom, the Guarantor may merge or consolidate with any other corporation organized under the laws of the United States or any political subdivision thereof so long as the Guarantor is the surviving corporation.

     Section 5. HEDGE BREAKAGE COSTS. SECTION 7.2(a) of the Agreement is hereby amended by inserting the phrase "plus any Hedge Breakage Costs due under any Hedging Agreement resulting from such Prepayment" at the end of the fourth sentence of such Section.

     Section 6. CONSENT OF HEDGE COUNTERPARTY TO AMENDMENT. SECTION 11.2(b) of the Agreement is hereby further amended by inserting the following proviso at the end of the first sentence thereof:

     ; and PROVIDED FINALLY that, if Bank of America shall not be the Agent and the Majority Investor, but shall be the Hedge Counterparty under any Hedge Transaction, neither SECTION 2.12 nor SECTION 2.14 shall be amended without the consent of Bank of America as Hedge Counterparty.

     Section 7. THIRD-PARTY BENEFICIARIES. The Agreement is hereby further amended by inserting a new Section 11.12 after Section 11.11 as follows:

          SECTION 11.12 THIRD PARTY BENEFICIARIES. Each of the Hedge Counterparties party to the Hedge Transactions shall be a third party beneficiary of SECTION 4.3 and ARTICLE VI-A of this Agreement.

     Section 8. APPLICATION OF COLLECTIONS DISTRIBUTABLE TO SPV. SECTION 2.14 of the Agreement is hereby amended by inserting the phrase "including Hedge Breakage Costs," after the phrase "the SPV's operating expenses," where it appears in CLAUSE FIRST thereof.

     Section 9. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the receipt by the Agent of the following documents: (i) this Amendment duly executed by the parties hereto; and (ii) an opinion of Jones, Day, Reavis & Pogue regarding bankruptcy matters.

     Section 10. REPRESENTATIONS AND WARRANTIES. Each of the SPV, the Originator/Servicer and the Guarantor hereby represents and warrants that, after giving effect to this Amendment (i) each representation and warranty of such Person contained in the Operative Documents is true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date, (ii) no Termination Event or Potential Termination Event

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has occurred and is continuing, and (iii) each Transaction Document to which the
SPV, the Originator/Servicer or the Guarantor is a party is in full force and effect with respect to it.

     Section 11. REAFFIRMATION OF GUARANTY. The Guarantor hereby reaffirms and acknowledges that, after giving effect to this Amendment, the guaranty provisions of Article VI-A of the Agreement, as amended hereby, remain in full force and effect.

     Section 12. MISCELLANEOUS. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws provisions thereof (other than Section 5-1401 of the New York General Obligations Law). This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile) each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

                                   RECEIVABLES CAPITAL
                                   CORPORATION, as Conduit Investor

                                   By:  /s/ Douglas K. Johnson
                                       --------------------------------
                                        Name: Douglas K. Johnson
                                             --------------------------
                                        Title: President
                                             --------------------------


                                   DCC FUNDING LLC, as SPV

                                   By: /s/ Jeffrey J. Van Cleve
                                       --------------------------------
                                        Name: Jeffrey J. Van Cleve
                                             --------------------------
                                        Title: Vice President
                                             --------------------------


                                   DIEBOLD CREDIT CORPORATION, individually and as Servicer

                                   By: /s/ Jeffrey J. Van Cleve
                                       --------------------------------
                                        Name: Jeffrey J. Van Cleve
                                             --------------------------
                                        Title: Vice President & General
                                             --------------------------
                                               Manager


                                   DIEBOLD, INCORPORATED, as Guarantor

                                   By:  /s/ Gregory T. Geswein
                                       --------------------------------
                                        Name: Gregory T. Geswein
                                             --------------------------
                                        Title: Senior Vice President and
                                             --------------------------
                                               Chief Financial Officer


                                   BANK OF AMERICA, NATIONAL ASSOCIATION, as
                                   Agent, as Administrator and as an Alternate
                                   Investor

                                   By: /s/ Erle R. L. Archer
                                       --------------------------------
                                        Name: Erle R. L. Archer
                                             --------------------------
                                        Title: Principal
                                             --------------------------


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